UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2013

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

25 Harbor Park Drive, Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)

(516) 484-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Form 8-K/A is being filed solely to correct the Item number in the Form 8-K filed on March 1, 2013  (the “Original Form 8-K”) from Item 2.01 to Item 2.02. This Form 8-K/A does not amend or modify the Original Form 8-K in any other respect.

ITEM 2.02 Results of Operations and Financial Condition.
On February 27, 2013, Pall Corporation (the “Registrant”) released its results of operations for its second quarter ended January 31, 2013. A copy of the press release issued by the Registrant, dated February 27, 2013, as well as a copy of the slides presented on a conference call held by the Registrant to review the results of operations on February 28, 2013, are furnished herewith as Exhibit 99.1 and 99.2, respectively, to this report.

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release, dated February 27, 2013 (furnished pursuant to Item 2.02).
99.2	Slides presented during conference call held on February 28, 2013 (furnished pursuant to Item 2.02).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation

March 4, 2013	/s/	LISA MCDERMOTT
Lisa McDermott
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release, dated February 27, 2013 (furnished pursuant to Item 2.02).
99.2	Slides presented during conference call held on February 28, 2013 (furnished pursuant to Item 2.02).